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                                                                   Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of Astea International Inc.

  As independent public accountants, we hereby consent to the incorporation by reference in this S-3 Registration Statement of our report dated May 10, 1995 included in Astea International Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.

                                     SHECHTMAN, MARKS, DEVOR & ETSKOVITZ, P.C.

Philadelphia, Pa. December 19, 1996